SCHEDULE 14A INFORMATION

	PROXY STATEMENT PURSUANT TO SECTION 14(A)
	OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for use of the Commission Only
      (as permitted by Rule 14-a-6(e)(2))
[x]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to (s) 240.14a-11(c) or (S) 240.14a.12


The Vermont Teddy Bear Co., Inc.
(Name of Registrant as Specified In Its Charter)

The Vermont Teddy Bear Co., Inc.
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[x]  No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee

(4) is calculated and state how it was determined):

(5) Proposed maximum aggregate value of transaction:

(6) Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

	(1)	Amount Previously Paid:	N/A

(2) Form, Schedule or Registration Statement No.:  ______
		Schedule 14A, File No.:  ______

	(3)	Filing Party:

	(4)	Date Filed:

	The Vermont Teddy Bear Co., Inc.



	Notice of 1999 Annual Meeting of Shareholders
				And
			Proxy Statement

The Vermont Teddy Bear Co., Inc.
Notice of Annual Meeting of Stockholders

	The Annual Meeting of the Stockholders of The Vermont Teddy Bear Co., Inc. will be held at 10:00 a.m. EST on Thursday, December 2, 1999, at the Company's retail/manufacturing facility, 6655 Shelburne Road, Route Seven, Shelburne, Vermont, for the following purposes:

1. To have Common shareholders elect six (6) individuals to the Company's Board of Directors for the ensuing year.

2. To have Series C Preferred shareholders elect two (2) individuals to the Company's Board of Directors for the ensuing year.

3. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the 2000 fiscal year.

4. To transact such other business that may properly come before the meeting or adjournment thereof.

					BY ORDER OF THE BOARD OF DIRECTORS

					/s/ Spencer C. Putnam
					Spencer C. Putnam, Secretary
					Shelburne, Vermont
					September 30, 1999

The Vermont Teddy Bear Co., Inc.
6655 Shelburne Road
Post Office Box 965
Shelburne, Vermont 05482

September 30, 1999
Proxy Statement
Annual Meeting of Stockholders
To Be Held December 2, 1999

	This proxy statement is furnished to the stockholders of The Vermont Teddy Bear Co., Inc. (the "Company"), a New York corporation, in connection with the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on Thursday, December 2, 1999, at the Company's retail/manufacturing facility located at 6655 Shelburne Road, Route Seven, Shelburne, Vermont.

	The enclosed proxy card is furnished by the Company. This proxy is being solicited by the Company's Board of Directors for use at the Annual Meeting or at any adjournment thereof. A proxy duly executed and returned by a stockholder will be voted as directed by the proxy, and, if no choice is specified, the proxy will be voted in accordance with the recommendations of the Board of Directors contained herein. As to other matters, if any, to be voted upon, the persons named in the proxy will take such action as the Board of Directors may deem advisable.

	All expenses of soliciting proxies are being borne by the Company. It is expected that solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone or other communication methods and arrange for nominees, custodians and fiduciaries to forward proxies and proxy material to their principals at the Company's expense.

	A proxy may be revoked at any time before it is exercised by notifying the Company's Secretary in writing at the address set forth above or by attending the Annual Meeting and voting the shares covered by the proxy in person.

	It is expected that this Proxy Statement will be mailed on or about October 31, 1999, to stockholders of record on October 18, 1999.

Voting Securities and Principal Holders Thereof

	The Board of Directors has fixed the close of business on October 18, 1999, as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting. Each share of the Company's Common Stock outstanding on the record date is entitled to one vote on all matters, except for the election of Series C Preferred directors, and each share of the Company's Series C Preferred stock outstanding on the record date is entitle to one vote on those matters on which Series C stockholders vote as a class, and 9,523 votes on all matters on which Common Stockholders vote as a class.

	The following table presents information, as of September 30, 1999, about all classes of the Company's stock owned by the directors and executive officers of the Company:

									Number of	Percentage
Name and Address					Title of	Shares 	of Class
of Beneficial Owner				Class      	Owned      	Outstanding

Jason Bacon						Common      70,840(1)	   1.1
  RR #1, Box 78
  New Haven, VT 05472

Robert Hamilton					Common        -(2)	    -
  5010 Arden Avenue
  Edina, MN 55424

Barbara Johnson					Common        -(3)	    -
  97 Valley Road
  Larchmont, NY  10538

Fred Marks						Common    575,5003(4)	    9.1
   c/o The Vermont Teddy Bear Co., Inc.
   6655 Shelburne Road, P.O. Box 965
   Shelburne, VT 05482

Spencer C. Putnam   				Common	99,500(5)	    1.6
   c/o The Vermont Teddy Bear Co., Inc.
   6655 Shelburne Road, P.O. Box 965
   Shelburne, VT 05482

Elisabeth B. Robert				Common	29,200(6)	    0.5
   c/o The Vermont Teddy Bear Co., Inc.
   6655 Shelburne Road, P.O. Box 965
   Shelburne, VT 05482

T. Nathanael Shepherd				Preferred C	 56.8(7)	   89.7
   c/o The Shepherd Group LLC
   636 Great Road
   Stow, MA 01775


Thomas R. Shepherd				Preferred C	 63.3(8)	  100.0
   c/o The Shepherd Group LLC
   636 Great Road
   Stow, MA 01775

Directors and Officers as a Group		Common     775,040	   12.3
						      Preferred C   63.3	  100.0


(1) This figure includes 500 shares held of record by Mr.
Bacon's wife, as to which beneficial ownership is disclaimed. The figure does not include options granted under the Company's Non-Employee Director Stock Option Plan to Mr.
Bacon to purchase 15,500 shares of the Company's Common
Stock, which have fully vested.
(2) This figure does not include options granted under the Company's Non-Employee Director Stock Option Plan to Mr. Hamilton to purchase 500 shares of the Company's Common Stock, which have fully vested.
(3) This figure does not include options granted under the Company's Non-Employee Director Stock Option Plan to Ms. Johnson to purchase 2,833 shares of the Company's Common Stock, which have fully vested.
(4) This figure includes 500 shares held of record by Mr.
Marks' wife, as to which beneficial ownership is disclaimed.
(5) This figure includes 30,000 shares held of record by Mr. Putnam's children. This figure also includes 4,500 shares held of record by Mr. Putnam's wife, as to which beneficial ownership is disclaimed. This figure does not include options granted under the Company's Incentive Stock Option
Plan to Mr. Putnam to purchase 82,832 shares of the Company's Common Stock, of which 64,082 shares have vested.
(6) This figure includes 2,000 shares held of record by Ms.
Robert's minor children. This figure does not include options granted under the Company's Incentive Stock Option
Plan to Ms. Robert to purchase 680,510 shares of the Company's Common Stock, of which 574,260 shares have vested.
(7) Mr. Shepherd's beneficial ownership consists of (i) 1.3 shares of Series C Preferred, convertible into 11,885 shares of Common Stock, and warrants to purchase 9,917 shares of Common Stock directly and beneficially owned by Mr.
Shepherd; (ii) .14 shares of Series C Preferred, convertible into 1,286 shares of Common Stock, and warrants to purchase 1,041 shares of Common Stock directly and beneficially owned by The Shepherd Group LLC, of which Mr.
Shepherd is the President; (iii) 12.97 shares of Series C
Preferred, convertible into 123,504 shares of Common Stock, and warrants to purchase 103,058 shares of Common Stock beneficially owned by The Shepherd Venture Fund I, of which The Shepherd Group LLC is its sole general partner; and (iv)
41.6 shares of Series C Preferred, convertible into 396,157
shares of Common Stock, and warrants to purchase 330,579 shares of Common Stock beneficially owned collectively by other investors in the Company's Series C Preferred (the "Investors") for which The Shepherd Group LLC has been appointed as irrevocable proxy. Mr. Shepherd, as President of The Shepherd Group LLC, has the right to vote all of the shares in clauses (ii) through (iv) in connection with any matter requiring a vote of the stockholders of the Company.
 Mr. Shepherd disclaims beneficial ownership of the shares held by the Investors.
(8) Mr. Shepherd's beneficial ownership consists of (i) 6.5 shares of Series C Preferred, convertible into 61,404 shares of Common Stock, and warrants to purchase 51,273 shares of Common Stock directly and beneficially owned by Mr.
Shepherd; (ii) .14 shares of Series C Preferred, convertible into 1,286 shares of Common Stock, and warrants to purchase 1,041 shares of Common Stock directly and beneficially owned by The Shepherd Group LLC, of which Mr.
Shepherd is the Chairman; (iii) 12.97 shares of Series C
Preferred, convertible into 123,504 shares of Common Stock, and warrants to purchase 103,058 shares of Common Stock beneficially owned by The Shepherd Venture Fund I, of which The Shepherd Group LLC is its sole general partner; (iv) 41.6 shares of Series C Preferred, convertible into 396,157
shares of Common Stock, and warrants to purchase 330,579 shares of Common Stock beneficially owned collectively by the Investors for which The Shepherd Group LLC has been appointed as irrevocable proxy; and (v) 1.24 shares of Series
C Preferred, convertible into 11,885 shares of Common Stock, and warrants to purchase 9,917 shares of Common Stock directly and beneficially owned by Mr. T. Nathanael Shepherd for which The Shepherd Group LLC has the authority to vote.
 Mr. Shepherd, as Chairman of The Shepherd Group LLC, has the right to vote all of the shares in clauses (ii) through
(v) in connection with any matter requiring a vote of the stockholders of the Company. Mr. Shepherd disclaims beneficial ownership of the shares held by the Investors.

The following table presents information, as of September 30, 1999, about all classes of the Company's stock owned by those persons known by the Company to own beneficially five percent or more of the shares of any voting class of the Company's stock outstanding, other than the directors and officers listed in the prior table:

								Number of	Percentage
Name and Address				Title of	Shares	of Class
of Beneficial Owner			Class       Owned(9)   	Outstanding

Malcolm Candlish				Preferred C	   3.17	   5.0
   465 Wall's Way
   Osprey, FL  34229

Edwin Kozlowski				Preferred C    4.22	   6.7
   General Nutrition Companies
   300 6th Avenue, 14th Floor
   Pittsburgh, PA  15222

David Lucas					Preferred C	   7.91	  12.5
   Bonita Bay Executive Center
   3451 Bonita Bay Boulevard, Suite 202
   Bonita Springs, FL  34132

Joan Martin					Common    1,840,975	  29.1
  34 Woodbury Hill			Preferred A    90.0	 100.0
  Woodbury, CT  06798

Lyman Orton					Common      326,712        5.2
  857 The Boulevard
  Steamboat Springs, CO  80477

Ronald Rossetti				Preferred C    4.22	   6.7
   Riverside Capital Partners
   39 Brighton Avenue
   Allston, MA 02134

William Watts				Preferred C    3.17	   5.0
   General Nutrition Companies
   300 6th Avenue, 14th Floor
  Pittsburgh, PA 15222


(9) Each of the listed holders of Series C Preferred listed here (the "Investors") has appointed The Shepherd Group LLC as his, or her, or its irrevocable proxy to act for and vote on behalf of him, her, or it with respect to the Series C Preferred Stock and Warrants in connection with any matter requiring a vote of the stockholders of the Company. Mr. T. Nathaneal Shepherd and Mr. Thomas Shepherd are considered to be the beneficial owners of the Series C Stock and Warrants held by the Investors, although they disclaim beneficial ownership.

As of June 30, 1999, the Directors and Executive Officers of the Company were as follows:

	Name				Age	Office
	Jason Bacon			 65	Director
	R. Patrick Burns		 55	Director
	Barbara Johnson		 47	Director
	Fred Marks			 71	Director and Chairman of the Board
	Spencer C. Putnam		 53	Director, Vice President, and Secretary
	Elisabeth B. Robert	 44	Director, President, Treasurer, Chief
						Executive Officer and Chief Financial
						Officer

	On March 11, 1999 Joan Martin retired from the Board of Directors, after eight years of service for personal reasons.

	On July 8, 1999, R. Patrick Burns submitted a letter of resignation to the Board of Directors of the Company, which was accepted by the Board. Mr. Burns' resignation was for personal reasons.

	All of the Company's directors hold office until the 2000 Annual Meeting of Stockholders and until their successors are elected and qualified. The
Board of Directors has an Audit Committee, on which Mr. Bacon, Ms. Robert, and Mr. T. Nathanael Shepherd serve; a Compensation and Option Committee, on which Mr. Bacon, Ms. Johnson and Mr. Thomas Shepherd serve; and an Executive Committee, on which Mr. Marks, Ms. Robert, and Mr. Thomas Shepherd serve.


Meetings of the Board of Directors and Its Committees

	The Board of Directors held five meetings during the fiscal year ended June 30, 1999, and took all other action by unanimous consent in lieu of actual meetings. During the fiscal year ended June 30, 1999, there was one meeting of the Compensation and Option Committee that took all other action by unanimous consent in lieu of actual meetings, and one meeting of the Audit Committee. During the fiscal year ended June 30, 1999, all directors attended at least 75% of the meetings of the Board of Directors and the meetings held by Committees of the Board on which they served.


Compensation of Directors and Executive Officers

	At the 1996 Annual Meeting of Stockholders, an amendment to the Bylaws authorizing the Company to compensate members of its Board of Directors was approved. Also at the 1996 Annual Meeting of Stockholders, the Non-Employee Directors Stock Option Plan (the "Plan") was approved by stockholders. Pursuant to the Plan, as amended on January 22, 1998, each participating director receives an option to purchase 2,000 shares of the Common Stock of the Company as an annual retainer. In addition to the annual retainer options, each participating director receives an option to purchase up to 1,500 shares of Common Stock per quarter for actual attendance at each regular or special meeting of the Board of Directors. All options have an exercise price equal to the fair market value of the Common Stock on the date of grant, vest immediately, and are exercisable for a period of ten years. The Chairman of the Board of Directors also receives compensation of $5,000 per calendar quarter, and all outside Directors are also reimbursed up to $1,000 per meeting for their expenses of attendance.


Summary Compensation Table

							Other		Under-	Other
				Fiscal		Compen-	lying		Compen-
Name and Principal	Year    Salary   	sation	Options	sation

Elisabeth B. Robert,	1999	  $120,000	$5,080	275,000	$ 56,434
Chief Executive Officer	1998	  $109,770	$5,524	100,000	$  5,000(2)
and Chief Financial	1997	  $ 98,077	$5,600	305,510(1)	$   -
Officer

Spencer C. Putnam,	1999	  $ 85,839	$3,240	 20,000	$  18,811
Vice President		1998	  $ 80,116	$3,108	 15,000	$	-
				1997	  $ 85,885	$2,941	 40,332(1)	$	-


(1) Figure reflects re-pricing of stock options granted in 1996 as well as new issuances in 1997.
(2) Includes cash compensation in lieu of stock options granted as part of Ms. Robert's employment agreement with the Company.

	As of June 11, 1999 the Company and Ms. Robert signed an agreement amending her employment agreement dated as of November 9, 1998. Under this amendment, Ms. Robert is entitled to receive i) additional options to purchase 50,000 shares of Common Stock at an exercise price of $3.19 being at least fair market value on the date of grant with 25,000 shares vesting when the Company's closing stock price averages $6.00 for a thirty day period, and 25,000 shares vesting when the Company's closing stock price averages $9.00 for a thirty day period, except that the options will fully vest seven years after issuance, independent of the stock price, if Ms. Robert is still employed with the Company; and ii) an additional cash bonus equal to $50,000 in fiscal 2000 so long as the Company's pre-tax profit is at least $3,000,000 and an additional cash bonus equal to $50,000 in fiscal 2001 so long as the Company's pre-tax profit is at least $4,000,000.

	Ms. Robert's current employment as Chief Executive Officer is governed by an agreement with the Company dated as of November 9, 1998. The agreement provides for her continued employment as President and Chief Executive Officer of the Company through October 22, 2001. Under this new agreement, Ms. Robert is entitled to receive: i) A base salary of $120,000, increasing to $135,000 on October 23, 1999, and to $150,000 on October 23, 2000; ii) an annual cash bonus equal to three percent of the Company's pre-tax profit, so long as the Company's pre-tax profit is at least $100,000; iii) options to purchase 225,000 shares of Common stock at an exercise price of $1.00 per share, being above the fair market value on the date of grant, with 75,000 shares vesting when the Company's closing stock price averages $2.00 for a three-month period, 75,000 shares vesting when the Company's closing stock price averages $3.00 for a three-month period, and 75,000 shares vesting when the Company's closing stock price averages $4.00 for a three-month period, except that the options will fully vest seven years after issuance, independent of stock price, if Ms. Robert is still employed by the Company; iv) any benefits generally available to the officers of the Company from time to time, including, without limitation, a $30,000 life insurance policy, and a company car of Ms. Robert's choice. The agreement prohibits Ms. Robert from directly or indirectly engaging in any business that competes with the Company, during the course of her employment agreement and for a period of eighteen months thereafter. Ms. Robert's prior agreement for her employment as Treasurer and Chief Financial Officer of the Company was cancelled upon the signing of this new agreement, though Ms. Robert continues to serve as Treasurer and Chief Financial Officer of the Company.


Stock Options

	The following table sets forth the options granted to Ms. Robert and Mr. Putnam during the fiscal year ended June 30, 1999:

Option Grants in Last Fiscal Year

						Percent of
			  Number of		Total Options
			  Securities	Granted to
			  Underlying	Employees in    Base Price	Expiration
Name              Options Granted	Fiscal Year     ($ per Share) Date

Elisabeth B. Robert       225,000			     $1.00		11/14/2009
			         50,000	   62.5%	     $3.19		06/11/2009

Spencer C. Putnam	         20,000	    4.6%	     $1.00		10/29/2009

Interests in Certain Transactions

	On October 10, 1997, R. Patrick Burns resigned as President, thus terminating his employment agreement with the Company, and entered into a consulting agreement with the Company, which began on November 1, 1997 and continues through October 31, 1999. In accordance with this agreement, the Company pays fees of $75,000 per year to Mr. Burns, payable monthly, and also forgave amounts due the Company from Mr. Burns totaling $116,818.

	On December 31, 1996, the Company entered into a consulting agreement with Venture Management Group, Inc. Fred Marks, Chairman of the Company's Board of Directors, is President of Venture Management Group, Inc. The terms of this agreement commenced on January 1, 1997 and will terminate on December 31, 2006, unless earlier terminated in accordance with the agreement. In consideration of the consulting services to be provided, the Company will pay fees of $65,000 per year, payable monthly, plus expenses and disbursements reasonably incurred in the performance of services under the agreement. In the event that the Company defaults in its obligations under this agreement, or if a change in control of the Company occurs during the term of the agreement, Venture Management Group, Inc. may, at its sole option, declare the entire compensation under this contract to be immediately due and payable.



Delinquent Filings

	Under federal securities laws, the Company's directors, certain of its officers and any persons holding more than 10% of the Company's Common Stock are required to report their ownership thereof and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to report in this proxy statement any failure to file by these dates during the fiscal year ended June 30, 1999. To the knowledge of the Company, all of these filing requirements have been satisfied by the Company's directors, officers, and its 10% shareholders, except as follows: 1) Jason Bacon was required to file a Form 4 on August 10, 1998 with respect to 1,500 options granted on July 14, 1999. 2) Spencer C. Putnam was required to file Form 4 on August 10, 1998 with respect to the transfer of 10,000 shares on July 17, 1998. 3) Jason Bacon was required to file Form 4 on November 10, 1999 with respect to the following purchases a) 5,000 shares on October 2, 1998; b) 5,000 shares on October 19, 1998. 4) Jason Bacon was required to file Form 4 on December 10, 1998 with respect to 1,500 options granted on November 3, 1998. 5) Spencer C. Putnam was required to file Form 4 on January 10, 1999 with respect to the transfer of 10,000 shares on December 31, 1998. 6) Jason Bacon was required to file Form 4 on February 10, 1999 with respect to 2,000 options granted on January 12, 1999. 7) Jason Bacon was required to file Form 4 on March 10, 1999 with respect to the following a) 1,500 options granted February 23, 1999; b) 24,999 shares resulting from the conversion of Series B preferred stock. 8) Barbara Johnson was required to file Form 3 on May 3, 1999 with respect to the 1,333 options granted on April 23, 1999. 9) Jason Bacon was required to file Form 4 on June 10, 1999 with respect to 1,500 options granted on May 28, 1999. 10) Barbara Johnson was required to file Form 4 on June 10, 1999 with respect to 1,500 options granted on May 28, 1999.

		All of these transactions were subsequently filed on a Form 5.


ITEM 1.  Proposal to have Common Stockholders Elect Directors

	Pursuant to the Company's Bylaws and Certificate of Incorporation, the Board of Directors is authorized to establish, from time to time, the number of directors, with a maximum of nine directors, and has established a Board of eight (8) Directors to be elected at the 1999 Annual Meeting for terms of one
year each and until their successors are elected and qualified.   Six (6)
directors are to be elected by the Common Stockholders, and two (2) directors are to be elected by the Series C Preferred Stockholders.

	It is the intention of the persons named in the accompanying form of proxy to vote for the nominees named below. In the event that, because of death or unforeseen disability, any of the nominees designated below is unavailable for election, the persons named in the accompanying form of proxy reserve the right to vote such proxy for such other person or persons as may be nominated by the Board of Directors to fill such vacancies so as to provide a full board.

	Election of directors requires a plurality vote. Six (6) nominees for directors are listed below with brief statements of their principal occupations and other pertinent information. As indicated below, all of the nominees are currently serving on the Company's Board of Directors. Also indicated below is the number of shares of the Company's various classes of stock owned beneficially by each of the nominees as of September 30, 1999.

	Director Nominees

	Jason Bacon became a director of the Company in 1997. Mr. Bacon is presently a consultant to non-profit organizations and a private investor, focusing on real estate and securities with international perspective. Before that, Mr. Bacon served as a Managing Director at Kidder, Peabody & Company, where he developed institutional equity sales and a related trading and advisory business. Shares owned: 70,840 Common (1.1%)

	Robert Hamilton became a director of the Company in 1999. Mr. Hamilton currently serves as CEO of Core Data LLC specializing in predicitive modeling and customer profiling and GivingCounts.com, a new non-profit giving Channel on the internet. Previously, Mr. Hamilton has founded and been CEO of several companies, including Core Group, Inc., a national marketing consulting firm serving Fortune 500 clients, and Telnet, Inc. a customer service center.
Shares owned: -

	Barbara Johnson became a director of the Company in 1999. Ms. Johnson presently serves as President and CEO of Streetmail.com, a local e-mail service based in New York City and Williamstown, MA. Previously, Ms. Johnson was Chief Operating Officer of Yoyodyne Inc., an internet direct marketing company that
was sold to Yahoo! in 1998.   She was at Time Warner's American Lawyer Media for
12 years before that, the last six years as President of the company. Shares owned: -

	Fred Marks became a director of the Company in 1987 and has served as its Chairman of the Board since 1989. Mr. Marks is also Chairman of the Board of two other privately held companies: Selectech, Ltd., a manufacturer of remote controls for computers and televisions; and Contaq Technologies, a manufacturer of ultra-sonic instruments. He devotes only a part of his time to the business of the Company. Shares owned: 575,500 Common (9.1%)

	Spencer C. Putnam joined the Company as its Vice President in June of 1987, and has been a director and Secretary of its Board since 1989. Before joining the Company, Mr. Putnam was the Director of the Cooperative Education Program at the University of Vermont from 1980 to 1987. Mr. Putnam recently announced that he will resign as Vice President and Secretary of the Company effective October 31, 1999, but will continue as a director subject to re-election at the 1999 Annual Meeting. Shares owned: 99,500 Common (1.6%)

	Elisabeth B. Robert joined the Company as its Chief Financial Officer in September 1995, and was appointed a director of the Company on January 22, 1996, and Treasurer of the Company on April 22, 1996. On October 10, 1997, the Board of Directors appointed Ms. Robert to the office of President and Chief Executive Officer of the Company. Before joining the Company, Ms. Robert was the Chief Financial Officer, Executive Vice-President, and Founding Partner of AirMouse Remote Controls, a manufacturing firm specializing in remote control devices. Prior to holding that position, Ms. Robert was an independent management consultant, as well as Director of Gas Supply for Vermont Gas Systems, Inc. Shares owned: 29,200 Common (0.5%)



	Voting Information

	The Board of Directors recommends a vote FOR approval of the nominees named above to serve as directors of the Company for the ensuing year and until their successors are elected and qualified. The affirmative vote of a plurality of the shares of the Company's Common Stock entitled to vote at the Annual Meeting of Shareholders is required for the election of directors. Appointed proxies will vote shares FOR election of all the directors enumerated above unless instructed otherwise in the proxy. Abstentions and broker non-votes will have the same effect as votes against election.


ITEM 2.  Proposal to have Series C Preferred Stockholders Elect Directors

	Pursuant to the Company's Bylaws and Certificate of Incorporation, the Board of Directors is authorized to establish, from time to time, the number of directors, with a maximum of nine directors, and has established a Board of eight (8) Directors to be elected at the 1999 Annual Meeting for terms of one
year each and until their successors are elected and qualified.   Six (6)
directors are to be elected by the Common Stockholders, and two (2) directors are to be elected by the Series C Preferred Stockholders.

	It is the intention of the persons named in the accompanying form of proxy to vote for the nominees named below. In the event that, because of death or unforeseen disability, any of the nominees designated below is unavailable for election, the persons named in the accompanying form of proxy reserve the right to vote such proxy for such other person or persons as may be nominated by the Board of Directors to fill such vacancies so as to provide a full board.

	Election of directors requires a plurality vote. The two (2) nominees for directors are listed below with brief statements of their principal occupations and other pertinent information. Also indicated below is the number of shares of the Company's various classes of stock owned beneficially by each of the nominees as of September 30, 1999.

	Director Nominees

T. Nathanael Shepherd became a director of the Company in November 1998. Mr. Shepherd is President of The Shepherd Group LLC, a Massachusetts venture capital and private equity investment firm. Before that he was the Director of Development, Planning and Human Resources at The Doctor Franklin Perkins School, a century old $10 million residential program. From 1990-1991 Mr. Shepherd provided small business consulting at the Central Massachusetts Small Business Development Center. Mr. Shepherd currently serves on the board of directors for three private companies, as well as on the board of The Doctor Franklin Perkins School. Shares held: 56.8 Preferred "C" (89.7%)

	Thomas R. Shepherd became a director of the Company in November 1998. Mr. Shepherd is Chairman of The Shepherd Group LLC, a Massachusetts venture capital and private equity investment firm. He also serves as a Special Partner of Thomas H. Lee Company (THL), a Boston leverage buyout and private equity investment firm. Prior to joining THL, he was President of GTE Lighting
Products Group (GTE Sylvania) from 1983 through 1986, and was President of North American Philips Commercial Electronics Corporation from 1981 until 1983. He is a director of one private company, Andover.Net, Inc., the Internet's leading
Linux and Open Source destination and Rayovac Corporation, the third largest
U.S. manufacturer of batteries and battery operated lighting products. Shares held: 63.3 Preferred "C" (100.0%)


	Voting Information

	The Board of Directors recommends a vote FOR approval of the nominees named above to serve as directors of the Company for the ensuing year and until their successors are elected and qualified. The affirmative vote of a plurality of the shares of the Company's Series C Preferred Stock entitled to vote at the Annual Meeting of Shareholders is required for the election of directors. Appointed proxies will vote shares FOR election of all the directors enumerated above unless instructed otherwise in the proxy. Abstentions and broker non-votes will have the same effect as votes against election.


ITEM 3:  Proposal to Select Independent Public Accountants

	During fiscal year 1999, Arthur Andersen LLP audited the Company's financial statements and also provided other professional services to the Company in connection with Securities and Exchange Commission filings. The report of Arthur Andersen LLP regarding the Company's financial statements for the year ending June 30, 1999, appears in the Company's 1999 Annual Report on Form 10-KSB. In accordance with the recommendation of its Audit Committee, the Board of Directors has appointed Arthur Andersen LLP as independent public accountants of the Company for the year ending June 30, 2000, subject to ratification by Stockholders at the Annual Meeting. Stockholder ratification of Arthur Andersen LLP as independent public accountants of the Company requires a majority vote.

	A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting of Stockholders on December 2, 1999, and shall have the opportunity to make a statement, if the representative desires to do so, and is expected to be available to respond to appropriate questions.

	Voting Information

	The Board of Directors recommends a vote FOR approval of ratifying the selection of Arthur Andersen LLP as independent public accountants for the fiscal year ending June 30, 2000. The affirmative vote of a majority of the shares of the Company's Common Stock entitled to vote at the Annual Meeting of Shareholders is required for the ratification of the selection of Arthur Andersen LLP as independent public accountants. Appointed proxies will vote shares FOR election of all the directors enumerated above unless instructed otherwise in the proxy. Abstentions and broker non-votes will have the same effect as votes against election.






ITEM 4.  Other Business

	The Company's Board of Directors knows of no other matters which may come before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the proxies relating to such meeting will be voted with respect thereto in accordance with the best judgment of the Board.

	Any stockholder proposal intended for presentation at the 2000 Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal offices in Shelburne, Vermont, by July 30, 2000, for inclusion in the Company's Proxy Statement and form of proxy relating to the 2000 Annual Meeting.





September 30, 1999					The Vermont Teddy Bear Co., Inc.

PROXY FOR COMMON STOCKHOLDERS
THE VERMONT TEDDY BEAR CO., INC
Proxy for the Annual Meeting of Shareholders on December 2, 1999

THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Fred Marks, Spencer C. Putnam, and Elisabeth B. Robert, and each of them, as Proxies, each with power to appoint his/her substitute, and hereby authorize any of them to represent and to vote, as designated below, all shares of Common Stock of The Vermont Teddy Bear Co., Inc. held of record by the undersigned on October 18, 1999, at the Annual Meeting of Shareholders to be held at 10:00am EST on December 2, 1999 at the corporate headquarters of The Vermont Teddy Bear Co., Inc., 6655 Shelburne Road, Shelburne, Vermont, or any adjournment thereof.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. ELECTION OF DIRECTORS BY COMMON STOCKHOLDERS
(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Jason Bacon, Robert Hamilton, Barbara Johnson, Fred Marks, Spencer C. Putnam, Elisabeth B. Robert
[   ] FOR all nominees listed above
[   ] WITHHOLD AUTHORITY to vote for nominees with a line through their name,
FOR all other nominees
[   ] WITHHOLD AUTHORITY to vote for all nominees listed above


2.   ELECTION OF DIRECTORS BY SERIES C PREFERRED STOCKHOLDERS
(Not applicable to Common Stockholders.)


3. RATIFICATION OF SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT
PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.
[   ] FOR			[   ] AGAINST				[   ] ABSTAIN



4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. IF NO DISCRETION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Dated: ______________________________, 199_

__________________________________________
Signature

__________________________________________
Signature, if held jointly

NOTE: Please sign exactly as name appears hereon.
Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.

PROXY FOR  SERIES C PREFERRED STOCKHOLDERS
THE VERMONT TEDDY BEAR CO., INC
Proxy for the Annual Meeting of Shareholders on December 2, 1999

THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Fred Marks, Spencer C. Putnam, and Elisabeth B. Robert, and each of them, as Proxies, each with power to appoint his/her substitute, and hereby authorize any of them to represent and to vote, as designated below, all shares of Series C Preferred Stock of The Vermont Teddy Bear Co., Inc. held of record by the undersigned on October 18, 1999, at the Annual Meeting of Shareholders to be held at 10:00am EST on December 2, 1999 at the corporate headquarters of The Vermont Teddy Bear Co., Inc., 6655 Shelburne Road, Shelburne, Vermont, or any adjournment thereof.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. ELECTION OF DIRECTORS BY COMMON STOCKHOLDERS
(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Jason Bacon, Robert Hamilton, Barbara Johnson, Fred Marks, Spencer C. Putnam, Elisabeth B. Robert
[   ] FOR all nominees listed above
[   ] WITHHOLD AUTHORITY to vote for nominees with a line through their name,
FOR all other nominees
[   ] WITHHOLD AUTHORITY to vote for all nominees listed above

2.   ELECTION OF DIRECTORS BY SERIES C PREFERRED STOCKHOLDERS
(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Nathanael Shepherd, Thomas R. Shepherd
[   ] FOR all nominees listed above
[   ] WITHHOLD AUTHORITY to vote for nominees with a line through their name,
FOR all other nominees
[   ] WITHHOLD AUTHORITY to vote for all nominees listed above

3. RATIFICATION OF SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT
PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.
[   ] FOR			[   ] AGAINST				[   ] ABSTAIN


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. IF NO DISCRETION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Dated: ______________________________, 199_

__________________________________________
Signature

__________________________________________
Signature, if held jointly

NOTE: Please sign exactly as name appears hereon.
Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.